SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 8, 1998
                                                 -------------------------------

                            FIRST UNION CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

North Carolina                     1-10000                       56-0898180
--------------------------------------------------------------------------------
(State of other jurisdiction       (Commission                (IRS Employer
of incorporation)                  File Number)            (Identification No.)

       One First Union Center
     Charlotte, North Carolina                    28288-0013
--------------------------------------------------------------------------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (704) 374-6565
                                                   ----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On June 8, 1998, First Union Corporation (the "Corporation") issued a news release regarding a possible increase of the Corporation's quarterly common stock dividend to be considered at the next scheduled meeting of the Corporation's board of directors on June 16, 1998. Such news release is being filed as Exhibit (99) to this report and is incorporated herein by reference.

ITEM 7. EXHIBITS.

(99) The Corporation's News Release dated June 8, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST UNION CORPORATION


Date: June 8, 1998                      By: /s/ Kent S. Hathaway
                                            ----------------------------
                                            Name: Kent S. Hathaway
                                            Title: Senior Vice President

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
(99)                The Corporation's News Release dated June 8, 1998.